ETF OPPORTUNITIES TRUST 485BPOS

Ex-99. (e)(19)

EIGHTEENTH AMENDMENT TO

ETF DISTRIBUTION AGREEMENT

This eighteenth amendment (“Amendment”) to the ETF distribution agreement (the “Agreement”) dated as of September 30, 2021, between ETF Opportunities Trust (the “Trust”) and Foreside Fund Services, LLC (together with the Trust, the “Parties”) is made effective as of December 11, 2025.

WHEREAS, the Parties desire to amend the Agreement to replace Exhibit A.

WHEREAS, Section 8(b) of the Agreement requires that all amendments and modifications to the Agreement be in writing and executed by the Parties.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

2.	Exhibit A of the Agreement is hereby deleted in its entirety and replaced by Exhibit A attached hereto.

3.	Except as expressly amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein.

4.	This Amendment shall be governed by, and the provisions of this Amendment shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers.

ETF OPPORTUNITIES TRUST		FORESIDE FUND SERVICES, LLC

By:		By:
	David A. Bogaert, President		Teresa Cowan, President
Date:	December 11, 2025	Date:	12.22.25

EXHIBIT A

1.	American Conservative Values ETF

2.	American Conservative Values Small-Cap ETF

3.	Applied Finance Valuation Large Cap ETF

4.	Formidable ETF

5.	Formidable Dividend and Income ETF

6.	Formidable Fortress ETF

7.	Kingsbarn Tactical Bond ETF

8.	Kingsbarn Dividend Opportunity Fund

9.	WealthTrust DBS Long Term Growth ETF

10.	Cultivar ETF

11.	Tuttle Capital 2X DBMF ETF

12.	T-Rex 2X Long Tesla Daily Target ETF

13.	T-Rex 2X Inverse Tesla Daily Target ETF

14.	T-Rex 2X Long NVIDIA Daily Target ETF

15.	T-Rex 2X Inverse NVIDIA Daily Target ETF

16.	LAFFER|TENGLER Equity Income ETF

17.	REX IncomeMax AMD Strategy ETF

18.	REX IncomeMax AMZN Strategy ETF

19.	REX IncomeMax BABA Strategy ETF

20.	REX IncomeMax BIIB Strategy ETF

21.	REX IncomeMax DIS Strategy ETF

22.	REX IncomeMax EEM Strategy ETF

23.	REX IncomeMax GDXJ Strategy ETF

24.	REX IncomeMax GOOG Strategy ETF

25.	REX IncomeMax META Strategy ETF

26.	REX IncomeMax MSFT Strategy ETF

27.	REX IncomeMax MSTR Strategy ETF

28.	REX IncomeMax PYPL Strategy ETF

29.	REX IncomeMax SLV Strategy ETF

30.	REX IncomeMax SMH Strategy ETF

31.	REX IncomeMax SNOW Strategy ETF

32.	REX IncomeMax TLRY Strategy ETF

33.	REX IncomeMax V Strategy ETF

34.	REX IncomeMax UNG Strategy ETF

35.	REX IncomeMax USO Strategy ETF

36.	REX FANG & Innovation Equity Premium Income ETF

37.	Tuttle Capital Daily 2X Inverse Regional Banks ETF

38.	Tuttle Capital Daily 2X Long AI ETF

39.	Tuttle Capital Daily 2X Inverse AI ETF

40.	Brendan Wood TopGun ETF

41.	IDX Dynamic Innovation ETF

42.	IDX Dynamic Fixed Income ETF

43.	T-Rex 2x Long Apple Daily Target ETF

44.	T-Rex 2x Inverse Apple Daily Target ETF

45.	T-Rex 2x Long Alphabet Daily Target ETF

46.	T-Rex 2x Inverse Alphabet Daily Target ETF

47.	T-Rex 2x Long Microsoft Daily Target ETF

48.	T-Rex 2x Inverse Microsoft Daily Target ETF

49.	TappAlpha SPY Growth & Daily Income ETF

50.	TappAlpha Innovation 100Growth & Daily Income ETF

51.	REX AI Equity Premium Income ETF

52.	Tuttle Capital Shareholders First Index ETF

53.	SMI 3Fourteen Full-Cycle Trend ETF

54.	Tuttle Capital Congressional Trading ETF

55.	T-Rex 2x Long GME Daily Target ETF

56.	T-Rex 2x Long HOOD Daily Target ETF

57.	T-Rex 2x Long DKNG Daily Target ETF

58.	T-Rex 2x Long DJT Daily Target ETF

59.	T-Rex 2x Long MARA Daily Target ETF

60.	T-Rex 2x Inverse MARA Daily Target ETF

61.	T-Rex 2x Inverse RBLX Daily Target ETF

62.	T-Rex 2x Long BULL Daily Target ETF

63.	T-Rex 2x Inverse PLTR Daily Target ETF

64.	T-Rex 2x Long ARM Daily Target ETF

65.	T-Rex 2x Long SHOP Daily Target ETF

66.	T-Rex 2x Inverse SHOP Daily Target ETF

67.	T-Rex 2x Long XXI Daily Target ETF

68.	T-Rex 2x Inverse AMD Daily Target ETF

69.	T-Rex 2x Long NFLX Daily Target ETF

70.	T-Rex 2x Inverse NFLX Daily Target ETF

71.	T-Rex 2x Long CRWV Daily Target ETF

72.	T-Rex 2x Inverse BA Daily Target ETF

73.	T-Rex 2x Long SNOW Daily Target ETF

74.	T-Rex 2x Inverse SNOW Daily Target ETF

75.	T-Rex 2x Long AVGO Daily Target ETF

76.	T-Rex 2x Inverse AVGO Daily Target ETF

77.	T-Rex 2x Long PANW Daily Target ETF

78.	T-Rex 2x Inverse PANW Daily Target ETF

79.	T-Rex 2x Long SMR Daily Target ETF

80.	T-Rex 2x Inverse COIN Daily Target ETF

81.	T-Rex 2x Long TSM Daily Target ETF

82.	T-Rex 2x Inverse TSM Daily Target ETF

83.	T-Rex 2x Long SQ Daily Target ETF

84.	T-Rex 2x Inverse SQ Daily Target ETF

85.	T-Rex 2x Long CRCL Daily Target ETF

86.	T-Rex 2x Long MSTR Daily Target ETF

87.	T-Rex 2x Inverse MSTR Daily Target ETF

88.	Brookmont Catastrophic Bond ETF

89.	Tuttle Capital RSP Option Income Strategy ETF

90.	Tuttle Capital KRE Option Income Strategy ETF

91.	Tuttle Capital IYR Option Income Strategy ETF

92.	Tuttle Capital XLU Option Income Strategy ETF

93.	Tuttle Capital XLE Option Income Strategy ETF

94.	Tuttle Capital XHB Option Income Strategy ETF

95.	Tuttle Capital EEM Option Income Strategy ETF

96.	Tuttle Capital EFA Option Income Strategy ETF

97.	Tuttle Capital XLF Option Income Strategy ETF

98.	Tuttle Capital VTV Option Income Strategy ETF

99.	Tuttle Capital IJH Option Income Strategy ETF

100.	Tuttle Capital XLV Option Income Strategy ETF

101.	Tuttle Capital SMH Option Income Strategy ETF

102.	Tuttle Capital XBI Option Income Strategy ETF

103.	Tuttle Capital XLY Option Income Strategy ETF

104.	REX Crypto Equity Premium Income ETF

105.	Tuttle Capital TSLA Put Write ETF

106.	Tuttle Capital NVDA Put Write ETF

107.	Tuttle Capital MSTR Put Write ETF

108.	Tuttle Capital COIN Put Write ETF

109.	Tuttle Capital QQQ Put Write ETF

110.	SMI 3Fourteen Real Asset Allocation ETF

111.	Tuttle Capital AAPL 0DTE Covered Call ETF

112.	Tuttle Capital GOOG 0DTE Covered Call ETF

113.	Tuttle Capital META 0DTE Covered Call ETF

114.	Tuttle Capital TSLA 0DTE Covered Call ETF

115.	Tuttle Capital NVDA 0DTE Covered Call ETF

116.	Tuttle Capital AMZN 0DTE Covered Call ETF

117.	Tuttle Capital MSFT 0DTE Covered Call ETF

118.	Tuttle Capital MSTR 0DTE Covered Call ETF

119.	Tuttle Capital COIN 0DTE Covered Call ETF

120.	Tuttle Capital IBIT 0DTE Covered Call ETF

121.	Opportunistic Trader ETF

122.	REX Bitcoin Corporate Treasury Convertible Bond ETF

123.	REX-OspreyTM TRUMP ETF

124.	REX-OspreyTM ETH + Staking ETF

125.	REX-OspreyTM BTC ETF

126.	REX-OspreyTM SOL + Staking ETF

127.	REX-OspreyTM XRP ETF

128.	REX-OspreyTM BONK ETF

129.	REX-OspreyTM DOGE ETF

130.	T-REX 2X Long XRP Daily Target ETF

131.	T-REX 2X Long SOL Daily Target ETF

132.	T-REX 2X Long Trump Daily Target ETF

133.	T-REX 2X Long LTC Daily Target ETF

134.	T-REX 2X Long DOGE Daily Target ETF

135.	T-REX 2X Long Bonk Daily Target ETF

136.	T-REX 2X Long BNB Daily Target ETF

137.	T-REX 2X Long ADA Daily Target ETF

138.	T-REX 2X Long LINK Daily Target ETF

139.	T-REX 2X Long SUI Daily Target ETF

140.	Tuttle Capital Quantum Computing AI Powered ETF

141.	Tuttle Capital Quantum Computing AI Powered Covered Call ETF

142.	Tuttle Capital UFO Disclosure AI Powered ETF

143.	Tuttle Capital Drone Industry AI Powered ETF

144.	Tuttle Capital AI in Healthcare ETF

145.	Tuttle Capital AI Power Generation ETF

146.	Tuttle Capital Agentic AI ETF

147.	Tuttle Capital DeepSeek Global AI Innovation ETF

148.	Tuttle Capital No Bleed Tail Risk ETF

149.	Hedgeye Quality Growth ETF

150.	Hedgeye Capital Allocation ETF

151.	OTG Latin America ETF

152.	Golden Eagle Dynamic Hypergrowth ETF

153.	T-REX 2X Long BYDDY Daily Target ETF

154.	T-REX 2X Long AVAV Daily Target ETF

155.	T-REX 2X Long AFRM Daily Target ETF

156.	T-REX 2X Long ACHR Daily Target ETF

157.	T-REX 2X Long AUR Daily Target ETF

158.	T-REX 2X Long AXON Daily Target ETF

159.	T-REX 2X Long B Daily Target ETF

160.	T-REX 2X Long BBAI Daily Target ETF

161.	T-REX 2X Long BKNG Daily Target ETF

162.	T-REX 2X Long CVNA Daily Target ETF

163.	T-REX 2X Long CEG Daily Target ETF

164.	T-REX 2X Long DDOG Daily Target ETF

165.	T-REX 2X Long WGS Daily Target ETF

166.	T-REX 2X Long DNA Daily Target ETF

167.	T-REX 2X Long KTOS Daily Target ETF

168.	T-REX 2X Long OKLO Daily Target ETF

169.	T-REX 2X Long QUBT Daily Target ETF

170.	T-REX 2X Long RXRX Daily Target ETF

171.	T-REX 2X Long TEM Daily Target ETF

172.	T-REX 2X Long TTD Daily Target ETF

173.	T-REX 2X Long UPXI Daily Target ETF

174.	T-REX 2X Long UPST Daily Target ETF

175.	T-REX 2X Long SOUN Daily Target ETF

176.	T-REX 2X Long SMLR Daily Target ETF

177.	T-REX 2X Long GLXY Daily Target ETF

178.	T-REX 2X Long DUOL Daily Target ETF

179.	T-REX 2X Long GEV Daily Target ETF

180.	T-REX 2X Long HHH Daily Target ETF

181.	Tuttle Capital 1X Daily Inverse Volatility ETF

182.	Tuttle Capital 2X Daily Inverse Volatility ETF

183.	IDX Alternative FIAT ETF

184.	Applied Finance IVS US SMID ETF

185.	Applied Finance IVS International Large ETF

186.	Applied Finance IVS International SMID ETF

187.	AQE Core Equity ETF

188.	Hedgeye 130/30 Equity ETF

189.	Hedgeye Fourth Turning ETF

190.	Argent Large Cap Growth ETF

191.	Argent Large Cap Value ETF

192.	Brookmont Dividend Growth ETF

193.	T-REX 2X Long TRON Daily Target ETF

194.	T-REX 2X Long BRR Daily Target ETF

195.	T-REX 2X Long LMND Daily Target ETF

196.	T-REX 2X Long OSCR Daily Target ETF

197.	T-REX 2X Long OUST Daily Target ETF

198.	T-REX 2X Long SPOT Daily Target ETF

199.	T-REX 2X Long SYM Daily Target ETF

200.	T-REX 2X Long RDW Daily Target ETF

201.	T-REX 2X Long UNH Daily Target ETF

202.	T-REX 2X Long VOYG Daily Target ETF

203.	T-REX 2X Long ETOR Daily Target ETF

204.	T-REX 2X Long CHYM Daily Target ETF

205.	T-REX 2X Long BMNR Daily Target ETF

206.	T-REX 2X Long APLD Daily Target ETF

207.	T-REX 2X Inverse CRWV Daily Target ETF

208.	T-REX 2X Inverse CRCL Daily Target ETF

209.	T-REX 2X Long FIG Daily Target ETF

210.	T-REX 2X Long SBET Daily Target ETF

211.	T-REX 2X Inverse FIG Daily Target ETF

212.	T-REX 2X Long FLY Daily Target ETF

213.	T-REX 2X Inverse FLY Daily Target ETF

214.	T-REX 2X Long STUB Daily Target ETF

215.	T-REX 2X Long MP Daily Target ETF

216.	T-REX 2X Long SRPT Daily Target ETF

217.	T-REX 2X Long CIFR Daily Target ETF

218.	T-REX 2X Long ASTS Daily Target ETF

219.	T-REX 2X Long BTBT Daily Target ETF

220.	T-REX 2X Long WULF Daily Target ETF

221.	T-REX 2X Long QS Daily Target ETF

222.	T-REX 2X Long BLSH Daily Target ETF

223.	T-REX 2X Inverse BLSH Daily Target ETF

224.	Tuttle Capital Government Grift ETF

225.	Tuttle Capital Quantum Computing Covered Call ETF

226.	Tuttle Capital Drone Covered Call ETF

227.	Tuttle Capital Space Industry Covered Call ETF

228.	Tuttle Capital AI Infrastructure Covered Call ETF

229.	Tuttle Capital Nuclear Power Covered Call ETF

230.	Tuttle Capital AI Emerging Leaders Covered Call ETF

231.	Tuttle Capital Crypto Treasury Covered Call ETF

232.	Tuttle Capital AI Healthcare Covered Call ETF

233.	Tuttle Capital Agentic AI Covered Call ETF

234.	Tuttle Capital Emerging Markets AI Covered Call ETF

235.	Tuttle Capital Robotics Covered Call ETF

236.	Tuttle Capital 2X Quantum Computing ETF

237.	Tuttle Capital 2X Drone ETF

238.	Tuttle Capital 2X Space Industry ETF

239.	Tuttle Capital 2X AI Infrastructure ETF

240.	Tuttle Capital 2X Nuclear Power ETF

241.	Tuttle Capital 2X Crypto Treasury ETF

242.	Tuttle Capital 2X AI Healthcare ETF

243.	Tuttle Capital 2X Agentic AI ETF

244.	Tuttle Capital 2X Emerging Markets AI ETF

245.	Tuttle Capital 2X Robotics ETF

246.	Tuttle Capital Stablecoin Industry Covered Call ETF

247.	Tuttle Capital 2X Stablecoin Industry ETF

248.	Tuttle Capital Stablecoin Industry Index ETF

249.	Tuttle Capital MicroStrategy Income Blast ETF

250.	Tuttle Capital NVIDIA Income Blast ETF

251.	Tuttle Capital Coinbase Income Blast ETF

252.	Tuttle Capital Tesla Income Blast ETF

253.	Tuttle Capital IBIT Income Blast ETF

254.	Tuttle Capital Magnificent 7 Income Blast ETF

255.	Tuttle Capital Palantir Income Blast ETF

256.	Tuttle Capital Meme Stock Income Blast ETF

257.	Tuttle Capital Ethereum Income Blast ETF

258.	Tuttle Capital Quantum Computing Income Blast ETF

259.	Tuttle Capital Drone Income Blast ETF

260.	Tuttle Capital Space Industry Income Blast ETF

261.	Tuttle Capital AI Infrastructure Income Blast ETF

262.	Tuttle Capital Nuclear Power Income Blast ETF

263.	Tuttle Capital AI Emerging Leaders Income Blast ETF

264.	Tuttle Capital Crypto Treasury Income Blast ETF

265.	Tuttle Capital AI Healthcare Income Blast ETF

266.	Tuttle Capital Agentic AI Income Blast ETF

267.	Tuttle Capital Emerging Markets AI Income Blast ETF

268.	Tuttle Capital Robotics Income Blast ETF

269.	Tuttle Capital HOOD Income Blast ETF

270.	Tuttle Capital Ultra Income Blast ETF

271.	Tuttle Capital SUI Income Blast ETF

272.	Tuttle Capital Bonk Income Blast ETF

273.	Tuttle Capital LTC Income Blast ETF

274.	Tuttle Capital UFO Discovery ETF

275.	Tuttle Capital SOL Income Blast ETF

276.	Tuttle Capital XRP Income Blast ETF

277.	Tuttle Capital DOGE Income Blast ETF

278.	Tuttle Capital ADA Income Blast ETF

279.	Tuttle Capital LINK Income Blast ETF

280.	Tuttle Capital BNB Income Blast ETF

281.	Tuttle Capital AVAX Income Blast ETF

282.	Tuttle Capital MSTR Crypto Blast ETF

283.	Tuttle Capital TSLA Crypto Blast ETF

284.	Tuttle Capital HOOD Crypto Blast ETF

285.	Tuttle Capital COIN Crypto Blast ETF

286.	Tuttle Capital NVDA Crypto Blast ETF

287.	Tuttle Capital PLTR Crypto Blast ETF

288.	T-REX 2X Long OPEN Daily Target ETF

289.	T-REX 2X Long MBLY Daily Target ETF

290.	T-REX 2X Long POOL Daily Target ETF

291.	T-REX 2X Long ICLR Daily Target ETF

292.	T-REX 2X Long TMUS Daily Target ETF

293.	T-REX 2X Long VEEV Daily Target ETF

294.	T-REX 2X Long IREN Daily Target ETF

295.	T-REX 2X Long GTLS Daily Target ETF

296.	T-REX 2X Long CLS Daily Target ETF

297.	T-REX 2X Long PTON Daily Target ETF

298.	T-REX 2X Long KSS Daily Target ETF

299.	T-REX 2X Long DNUT Daily Target ETF

300.	T-REX 2X Long GPRO Daily Target ETF

301.	T-REX 2X Long CELH Daily Target ETF

302.	T-REX 2X Long CHWY Daily Target ETF

303.	T-REX 2X Long CAVA Daily Target ETF

304.	T-REX 2X Long ICHR Daily Target ETF

305.	T-REX 2X Long NVTS Daily Target ETF

306.	T-REX 2X Long EOSE Daily Target ETF

307.	T-REX 2X Long ETHZ Daily Target ETF

308.	T-REX 2X Long BNC Daily Target ETF

309.	T-REX 2X Long MEIP Daily Target ETF

310.	T-REX 2X Long EMPD Daily Target ETF

311.	T-REX 2X Long CANG Daily Target ETF

312.	T-REX 2X Long BTDR Daily Target ETF

313.	T-REX 2X Long CORZ Daily Target ETF

314.	T-REX 2X Long KLAR Daily Target ETF

315.	T-REX 2X Long ABTC Daily Target ETF

316.	T-REX 2X Long ASST Daily Target ETF

317.	T-REX 2X Long ETHM Daily Target ETF

318.	T-REX 2X Long SUIG Daily Target ETF

319.	T-REX 2X Long TONX Daily Target ETF

320.	T-REX 2X Long DFDV Daily Target ETF

321.	T-REX 2X Long FIGR Daily Target ETF

322.	T-REX 2X Long FMCC Daily Target ETF

323.	T-REX 2X Long FNMA Daily Target ETF

324.	T-REX 2X Long FORD Daily Target ETF

325.	T-REX 2X Long OCTO Daily Target ETF

326.	T-REX 2X Long VKTX Daily Target ETF

327.	REX-OspreyTM BNB + Staking ETF

328.	REX-OspreyTM TRX + Staking ETF

329.	REX-OspreyTM ADA + Staking ETF

330.	REX-OspreyTM LINK ETF

331.	REX-OspreyTM HYPE + Staking ETF

332.	REX-OspreyTM SUI + Staking ETF

333.	REX-OspreyTM BCH ETF

334.	REX-OspreyTM XLM ETF

335.	REX-OspreyTM AVAX + Staking ETF

336.	REX-OspreyTM HBAR ETF

337.	REX-OspreyTM CRO + Staking ETF

338.	REX-OspreyTM LTC ETF

339.	REX-OspreyTM DOT + Staking ETF

340.	REX-OspreyTM UNI ETF

341.	REX-OspreyTM AAVE ETF

342.	REX-OspreyTM ENA ETF

343.	REX-OspreyTM OKB ETF

344.	REX-OspreyTM TAO + Staking ETF

345.	REX-OspreyTM NEAR + Staking ETF

346.	REX-OspreyTM ATOM + Staking ETF

347.	REX-OspreyTM SEI + Staking ETF

348.	REX-OspreyTM INJ + Staking ETF

349.	GSR Crypto StakingMax ETF

350.	GSR Digital Asset Treasury Companies ETF

351.	GSR Ethereum Staking Opportunity ETF

352.	GSR Crypto Core3 ETF

353.	GSR Ethereum YieldEdge ETF

354.	Tuttle Capital Permanent Portfolio 2.0 ETF

355.	T-REX 2X Long GRNY Daily Target ETF

356.	T-REX 2X Long APH Daily Target ETF

357.	T-REX 2X Long BREA Daily Target ETF

358.	T-REX 2X Long DEFT Daily Target ETF

359.	T-REX 2X Long FLGC Daily Target ETF

360.	T-REX 2X Long HIVE Daily Target ETF

361.	T-REX 2X Long HOLO Daily Target ETF

362.	T-REX 2X Long HSDT Daily Target ETF

363.	T-REX 2X Long NAKA Daily Target ETF

364.	T-REX 2X Long NXTT Daily Target ETF

365.	T-REX 2X Long SRFM Daily Target ETF

366.	T-REX 2X Long STSS Daily Target ETF

367.	T-REX 2X Long UI Daily Target ETF

368.	T-REX 2X Long AQMS Daily Target ETF

369.	T-REX 2X Long AREC Daily Target ETF

370.	T-REX 2X Long BLBX Daily Target ETF

371.	T-REX 2X Inverse BMNR Daily Target ETF

372.	T-REX 2X Long FTEL Daily Target ETF

373.	T-REX 2X Long IDR Daily Target ETF

374.	T-REX 2X Long ONDS Daily Target ETF

375.	T-REX 2X Long PC Daily Target ETF

376.	T-REX 2X Long PCH Daily Target ETF

377.	T-REX 2X Long PGY Daily Target ETF

378.	T-REX 2X Long PL Daily Target ETF

379.	T-REX 2X Long TBH Daily Target ETF

380.	T-REX 2X Long TMQ Daily Target ETF

381.	T-REX 2X Long UEC Daily Target ETF

382.	T-REX 2X Long USAR Daily Target ETF

383.	T-REX 2X Long UUU Daily Target ETF

384.	T-REX 2X Long ZIM Daily Target ETF

385.	T-REX 2X Long ABAT Daily Target ETF

386.	T-REX 2X Long ALB Daily Target ETF

387.	T-REX 2X Long BTG Daily Target ETF

388.	T-REX 2X Long BITF Daily Target ETF

389.	T-REX 2X Long CRML Daily Target ETF

390.	T-REX 2X Long DVLT Daily Target ETF

391.	T-REX 2X Long ENVX Daily Target ETF

392.	T-REX 2X Long GSIT Daily Target ETF

393.	T-REX 2X Long LAC Daily Target ETF

394.	T-REX 2X Long LAES Daily Target ETF

395.	T-REX 2X Long LYSDY Daily Target ETF

396.	T-REX 2X Long NAVN Daily Target ETF

397.	T-REX 2X Long QSI Daily Target ETF

398.	T-REX 2X Long HYPE Daily Target ETF

399.	T-REX 2X Long INFQ Daily Target ETF

400.	TSPY Lift ETF

401.	TDAQ Lift ETF

402.	T-REX 3X Long AAPL Daily Target ETF

403.	T-REX 3X Long ALAB Daily Target ETF

404.	T-REX 3X Long AMD Daily Target ETF

405.	T-REX 3X Long AMNZ Daily Target ETF

406.	T-REX 3X Long APP Daily Target ETF

407.	T-REX 3X Long ARKK Daily Target ETF

408.	T-REX 3X Long ASTS Daily Target ETF

409.	T-REX 3X Long AVGO Daily Target ETF

410.	T-REX 3X Long BABA Daily Target ETF

411.	T-REX 3X Long BMNR Daily Target ETF

412.	T-REX 3X Long BRKB Daily Target ETF

413.	T-REX 3X Long COIN Daily Target ETF

414.	T-REX 3X Long CRCL Daily Target ETF

415.	T-REX 3X Long CRWD Daily Target ETF

416.	T-REX 3X Long CRWV Daily Target ETF

417.	T-REX 3X Long DJT Daily Target ETF

418.	T-REX 3X Long ETHA Daily Target ETF

419.	T-REX 3X Long GLXY Daily Target ETF

420.	T-REX 3X Long GME Daily Target ETF

421.	T-REX 3X Long GOOG Daily Target ETF

422.	T-REX 3X Long HIMS Daily Target ETF

423.	T-REX 3X Long HOOD Daily Target ETF

424.	T-REX 3X Long IBIT Daily Target ETF

425.	T-REX 3X Long INTC Daily Target ETF

426.	T-REX 3X Long IONQ Daily Target ETF

427.	T-REX 3X Long LLY Daily Target ETF

428.	T-REX 3X Long MARA Daily Target ETF

429.	T-REX 3X Long META Daily Target ETF

430.	T-REX 3X Long MRVL Daily Target ETF

431.	T-REX 3X Long MSFT Daily Target ETF

432.	T-REX 3X Long MSTR Daily Target ET,

433.	T-REX 3X Long MU Daily Target ETF

434.	T-REX 3X Long NBIS Daily Target ETF

435.	T-REX 3X Long NFLX Daily Target ETF

436.	T-REX 3X Long NVDA Daily Target ETF

437.	T-REX 3X Long NVO Daily Target ETF

438.	T-REX 3X Long OKLO Daily Target ETF

439.	T-REX 3X Long ORCL Daily Target ETF

440.	T-REX 3X Long PLTR Daily Target ETF

441.	T-REX 3X Long PYPL Daily Target ETF

442.	T-REX 3X Long QBTS Daily Target ETF

443.	T-REX 3X Long QUBT Daily Target ETF

444.	T-REX 3X Long RDDT Daily Target ETF

445.	T-REX 3X Long RGTI Daily Target ETF

446.	T-REX 3X Long RIOT Daily Target ETF

447.	T-REX 3X Long RKLB Daily Target ET,

448.	T-REX 3X Long SLV Daily Target ETF

449.	T-REX 3X Long SMCI Daily Target ETF

450.	T-REX 3X Long SMR Daily Target ETF

451.	T-REX 3X Long SOFI Daily Target ETF

452.	T-REX 3X Long SOUN Daily Target ETF

453.	T-REX 3X Long TEM Daily Target ETF

454.	T-REX 3X Long TSLA Daily Target ETF

455.	T-REX 3X Long TSM Daily Target ETF

456.	T-REX 3X Long UBER Daily Target ETF

457.	T-REX 3X Long UNH Daily Target ETF

458.	T-REX 3X Long UPST Daily Target ETF

459.	T-REX 3X Long MAGS Daily Target ETF

460.	T-REX 3X Long GRNY Daily Target ETF

461.	REX-Osprey™ TOP 10 Crypto Index ETF

462.	REX-Osprey™ TOP 10 EX-BTC Crypto Index ETF

463.	REX-Osprey™ TOP 10 Capped Weightings Crypto Index ETF

464.	REX-Osprey™ Crypto Yield ETF

465.	REX-Osprey™ Canton Coin ETF

466.	Hedgeye Brightside Family Office ETF